Exhibit 99.1

THE WENDY’S COMPANY HOLDS 2019 INVESTOR DAY

Preliminary Third Quarter North America Same-Restaurant Sales Growth of 4.4%

Board of Directors Authorizes 20 Percent Dividend Rate Increase

Company Issues New Long-Term Outlook

October 11, 2019 (DUBLIN, Ohio) – The Wendy’s Company (Nasdaq: WEN) held its Investor Day earlier today, during which the Company provided an overview of its long-term strategic vision, including additional details regarding its plans to launch breakfast across the U.S. system in 2020, as well as an update on its U.S. business operations, digital experience initiatives and its international business strategy. An archived replay of the webcast, including the related presentation materials, will be available at www.irwendys.com. As part of this presentation, the Company made the following announcements.

Preliminary Third Quarter Global Systemwide Sales, North America Same-Restaurant Sales and Global Restaurant Growth Results

The Company announced its preliminary Global systemwide sales, North America same-restaurant sales and global new restaurant development for the third quarter ended September 29, 2019.

Global systemwide sales grew 5.7% in the quarter and 4.1% year-to date. For the 2019 fiscal year, the Company now expects to be at the high end of its previously announced systemwide sales guidance range of 3.0 to 4.0 percent.

North America same-restaurant sales grew 4.4% in the quarter and 2.4% year-to date.

Global restaurants grew 40 on a gross basis and 24 on a net basis in the quarter and 111 on a gross basis and 32 on a net basis year-to-date.

The Company plans to report its full financial results for the third quarter ended September 29, 2019 on Wednesday, November 6.

Board Authorizes a 20 Percent Dividend Rate Increase

The Company’s Board of Directors has authorized a 20 percent increase in the Company’s quarterly cash dividend rate from 10 cents to 12 cents per share. The increase will be effective with the next quarterly dividend payment, which is payable on December 16, 2019, to shareholders of record as of December 2, 2019.

The approximate number of common shares outstanding as of October 7, 2019 was 230.3 million.

New Long-Term Outlook

The Company announced updated 2020 goals and a new long-term outlook.

2020 Goals

•	Global systemwide sales of approximately $12.0 to $12.5 billion

•	Adjusted EBITDA of approximately $425 to $435 million

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Free cash flow of approximately $235 to $245 million, excluding the approximately $20 million tax-effected impact from the proposed settlement of the Financial Institutions case. Including the impact of the proposed settlement, the Company expects free cash flow of approximately $215 to $225 million.

Long-Term Outlook – 2021-2024

•	Annual global systemwide sales growth of approximately 4-5%

•	High single-digit adjusted EBITDA growth

•	Free cash flow growth in-line with adjusted EBITDA growth

This release includes forward-looking guidance for certain non-GAAP financial measures, including systemwide sales, adjusted EBITDA and free cash flow. The Company excludes certain expenses and benefits from adjusted EBITDA and free cash flow, such as the impact from our advertising funds, including the net change in the restricted operating assets and liabilities and any excess or deficit of advertising funds revenues over advertising funds expenses, impairment of long-lived assets, reorganization and realignment costs, system optimization (gains) losses, net, loss on early extinguishment of debt, timing and resolution of certain tax matters and the impact of the proposed settlement of the Financial Institutions case. Due to the uncertainty and variability of the nature and amount of those expenses and benefits, the Company is unable without unreasonable effort to provide reconciliations of net income to adjusted EBITDA or net cash provided by operating activities to free cash flow.

Forward-Looking Statements

This release contains certain statements that are not historical facts, including, most importantly, information concerning possible or assumed future results of operations of The Wendy’s Company and its subsidiaries (collectively, the “Company”). Those statements, as well as statements preceded by, followed by, or that include the words “may,” “believes,” “plans,” “expects,” “anticipates,” or the negation thereof, or similar expressions, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Reform Act”). All statements that address future operating, financial or business performance; strategies, initiatives or expectations; future synergies, efficiencies or overhead savings; anticipated costs or charges; future capitalization; and anticipated financial impacts of recent or pending transactions are forward-looking statements within the meaning of the Reform Act. The forward-looking statements are based on the Company’s expectations at the time such statements are made, speak only as of the dates they are made and are susceptible to a number of risks, uncertainties and other factors. The Company’s actual results, performance and achievements may differ materially from any future results, performance or achievements expressed in or implied by the forward-looking statements. For all forward-looking statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Reform Act.

Many important factors could affect the Company’s future results and could cause those results to differ materially from those expressed in or implied by the forward-looking statements contained herein. Such factors, all of which are difficult or impossible to predict accurately, and many of which are beyond the Company’s control, include, but are not limited to, the following: (1) competition, including pricing pressures, couponing, aggressive marketing and the potential impact of competitors’ new unit openings on sales of Wendy’s restaurants; (2) consumers’ perceptions of the relative quality, variety, affordability and value of the food products the Company offers, and changes in consumer tastes and preferences; (3) food safety events, including instances of food-borne illness (such as salmonella or E. coli) involving Wendy’s or its supply chain; (4) consumer concerns over nutritional aspects of beef, chicken, french fries or other products the Company sells, the ingredients in the Company’s products and/or the cooking processes used in the Company’s restaurants; (5) conditions beyond the Company’s control, such as weather, natural disasters, disease outbreaks, epidemics or pandemics impacting the Company’s customers or food supplies, or acts of war or terrorism; (6) the effects of negative publicity that can occur from increased use of social media; (7) success of operating and marketing initiatives, including advertising and promotional efforts and new product and concept development by the Company and its competitors; (8) prevailing economic, market and business conditions affecting the Company including competition from other food service providers, unemployment and decreased consumer spending levels, particularly in geographic regions that contain a high concentration of Wendy’s restaurants; (9) changes in the quick-service restaurant industry, spending patterns and demographic trends, such as consumer trends toward value-oriented products and promotions or toward consuming fewer meals away from home; (10) certain factors affecting the Company’s franchisees, including the business and financial viability of franchisees, the timely payment of franchisees’ obligations due to the Company or to national or local advertising organizations, and the ability of franchisees to open new restaurants and reimage existing restaurants in accordance with their development and franchise commitments, including their ability to finance restaurant development and reimages; (11) increased labor costs due to competition or increased minimum wage or employee benefit costs; (12) changes in commodity costs (including beef, chicken, pork, cheese and grains), labor, supplies, fuel, utilities, distribution and other operating costs; (13) the availability of suitable locations and terms for restaurant development by the Company and its franchisees; (14) development costs, including real estate and construction costs; (15) delays in opening new restaurants or completing reimages of existing restaurants, including risks associated with the Company’s Image Activation program; (16) the ability to effectively manage the acquisition and disposition of restaurants or successfully implement other strategic initiatives; (17) anticipated or unanticipated restaurant closures by the Company and its franchisees; (18) the Company’s ability to identify, attract and retain franchisees with sufficient experience and financial resources to develop and operate Wendy’s restaurants successfully; (19) availability of qualified restaurant personnel to the Company and its franchisees, and the ability to retain such personnel; (20) the Company’s ability, if necessary, to secure alternative distribution of supplies of food, equipment and other products to Wendy’s restaurants at competitive rates and in adequate amounts, and the potential financial impact of any interruptions in such distribution; (21) availability and cost of insurance; (22) availability, terms (including changes in interest rates) and deployment of capital, and changes in debt, equity and securities markets; (23) changes in, and the Company’s ability to comply with, legal, regulatory or similar requirements, including franchising laws, payment card industry rules, overtime rules, minimum wage rates, wage and hour laws, tax legislation, federal ethanol policy and accounting standards, policies and practices; (24) the costs, uncertainties and other effects of legal, environmental and administrative proceedings; (25) the effects of charges for impairment of goodwill or for the impairment of other long-lived assets; (26) risks associated with failures, interruptions or security breaches of the Company’s computer systems or technology, or the occurrence of cyber incidents or a deficiency in cybersecurity that impacts the Company or its franchisees, including the cybersecurity incident described in the Company’s Annual Report on Form 10-K filed with the SEC on February 27, 2019 (the “Form 10-K”); (27) the difficulty in predicting the ultimate costs that will be incurred in connection with the Company’s plan to reduce general and administrative expense, and the future impact on its earnings; (28) risks associated with the Company’s securitized financing facility and other debt agreements, including the ability to generate sufficient cash flow to meet increased debt service obligations, compliance with operational and financial covenants, and restrictions on the Company’s ability to raise additional capital; (29) risks associated with the amount and timing of share repurchases under share repurchase programs approved by the Company’s Board of Directors; (30) risks associated with the proposed settlement of the Financial Institutions case described in the Form 10-K, including the timing and amount of payments; (31) risks associated with the Company’s digital commerce strategy, platforms and technologies, including the Company’s ability to adapt to changes in industry trends and consumer preferences; (32) risks associated with the Company’s evolving organizational and leadership structure; (33) risks associated with the Company’s plans to enter the breakfast daypart across the U.S. system in 2020, including related investments; (34) risks associated with the Company’s international growth strategy, including related investments; and (35) other factors cited in the Company’s releases, public statements and/or filings with the Securities and Exchange Commission, including those identified in the “Risk Factors” sections of the Company’s Forms 10-K and 10-Q.

The Company’s franchisees are independent third parties that the Company does not control. Numerous factors beyond the control of the Company and its franchisees may affect new restaurant openings. Accordingly, there can be no assurance that commitments under development agreements with franchisees will result in new restaurant openings. In addition, numerous factors beyond the control of the Company and its franchisees may affect franchisees’ ability to reimage existing restaurants in accordance with the Company’s expectations.

All future written and oral forward-looking statements attributable to the Company or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. New risks and uncertainties arise from time to time, and it is impossible for the Company to predict these events or how they may affect the Company.

The Company undertakes no duty or obligation to publicly update or revise any forward-looking statements after the date of this release as a result of new information, future events or developments, except as required by federal securities laws, although the Company may do so from time to time. The Company does not endorse any projections regarding future performance that may be made by third parties.

Disclosure Regarding Non-GAAP Financial Measures

In addition to the financial measures presented in this release in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), the Company has included certain non-GAAP financial measures in this release, including adjusted EBITDA, free cash flow and systemwide sales.

The Company uses Adjusted EBITDA and systemwide sales as internal measures of business operating performance and as performance measures for benchmarking against the Company’s peers and competitors. Adjusted EBITDA and systemwide sales are also used by the Company in establishing performance goals for purposes of executive compensation. The Company believes its presentation of adjusted EBITDA and systemwide sales provides a meaningful perspective of the underlying operating performance of our current business and enables investors to better understand and evaluate our historical and prospective operating performance. The Company believes these non-GAAP financial measures are important supplemental measures of operating performance because they eliminate items that vary from period to period without correlation to our core operating performance and highlight trends in our business that may not otherwise be apparent when relying solely on GAAP financial measures. Due to the nature and/or size of the items being excluded, such items do not reflect future gains, losses, expenses or benefits and are not indicative of our future operating performance. The Company believes investors, analysts and other interested parties use adjusted EBITDA and systemwide sales in evaluating issuers, and the presentation of these measures facilitates a comparative assessment of the Company’s operating performance in addition to the Company’s performance based on GAAP results.

This release also includes disclosure and guidance regarding the Company’s free cash flow. Free cash flow is a non-GAAP financial measure that is used by the Company as an internal measure of liquidity. Free cash flow is also used by the Company in establishing performance goals for purposes of executive compensation. As a result of the adoption of the new revenue recognition accounting standard in the first quarter of 2018, the Company now defines free cash flow as cash flows from operations minus (i) capital expenditures and (ii) the net change in the restricted operating assets and liabilities of the advertising funds and any excess/deficit of advertising funds revenue over advertising funds expense included in net income, as reported under GAAP. The impact of our advertising funds is excluded because the funds are used solely for advertising and are not available for the Company’s working capital needs. The Company believes free cash flow is an important liquidity measure for investors and other interested persons because it communicates how much cash flow is available for working capital needs or to be used for repurchasing shares, paying dividends, repaying or refinancing debt, financing possible acquisitions or investments or other uses of cash.

Adjusted EBITDA, free cash flow and systemwide sales are not recognized terms under GAAP, and the Company’s presentation of these non-GAAP financial measures does not replace the presentation of the Company’s financial results in accordance with GAAP. Because all companies do not calculate adjusted EBITDA, free cash flow and systemwide sales (and similarly titled financial measures) in the same way, those measures as used by other companies may not be consistent with the way the Company calculates such measures. The non-GAAP financial measures included in this release should not be construed as substitutes for or better indicators of the Company’s performance than the most directly comparable GAAP financial measures.

Key Business Measures

The Company tracks its results of operations and manages its business using certain key business measures, including same-restaurant sales and systemwide sales, which are measures commonly used in the quick-service restaurant industry that are important to understanding Company performance.

Same-restaurant sales and systemwide sales each include sales by both Company-operated and franchise restaurants. The Company reports same-restaurant sales for new restaurants after they have been open for 15 continuous months and for reimaged restaurants as soon as they reopen.

Franchise restaurant sales are reported by our franchisees and represent their revenues from sales at franchised Wendy’s restaurants. Sales by franchise restaurants are not recorded as Company revenues and are not included in the Company’s consolidated financial statements. However, the Company’s royalty revenues are computed as percentages of sales made by Wendy’s franchisees and, as a result, sales by franchisees have a direct effect on the Company’s royalty revenues and profitability.

Same-restaurant sales and systemwide sales exclude sales from Venezuela and, beginning in the third quarter of 2018, Argentina due to the highly inflationary economies of those countries.

The Company calculates same-restaurant sales and systemwide sales growth on a constant currency basis. Constant currency results exclude the impact of foreign currency translation and are derived by translating current year results at prior year average exchange rates. The Company believes excluding the impact of foreign currency translation provides better year over year comparability.

Note Regarding Dividends

There can be no assurance that any additional regular quarterly cash dividends will be declared or paid after the date hereof, or of the amount or timing of such dividends, if any. Future dividend payments, if any, are subject to applicable law, will be made at the discretion of the Board of Directors and will be based on such factors as the Company’s earnings, financial condition and cash requirements and other factors.

About Wendy’s

Wendy’s® was founded in 1969 by Dave Thomas in Columbus, Ohio. Dave built his business on the premise, “Quality is our Recipe®,” which remains the guidepost of the Wendy’s system. Wendy’s is best known for its made-to-order square hamburgers, using fresh, never frozen beef*, freshly-prepared salads with hand-chopped lettuce, and other signature items like chili, baked potatoes and the Frosty® dessert. The Wendy’s Company (Nasdaq: WEN) is committed to doing the right thing and making a positive difference in the lives of others. This is most visible through the Company’s support of the Dave Thomas Foundation for Adoption® and its signature Wendy’s Wonderful Kids® program, which seeks to find every child in the North American foster care system a loving, forever home. Today, Wendy’s and its franchisees employ hundreds of thousands of people across more than 6,700 restaurants worldwide with a vision of becoming the world’s most thriving and beloved restaurant brand. For details on franchising, connect with us at www.wendys.com/franchising. Visit www.wendys.com and www.squaredealblog.com for more information and connect with us on Twitter and Instagram using @wendys, and on Facebook at www.facebook.com/wendys.

Contacts:

Investor Contact:

Greg Lemenchick

Senior Director - Investor Relations & Corporate FP&A

(614) 766-3977; greg.lemenchick@wendys.com

Media Contact:

Heidi Schauer

Senior Director - Corporate Communications & Customer Care

(614) 764-3368; heidi.schauer@wendys.com